UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025 (June 9, 2025)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(844) 672-4357

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of The Sleep Center of Nevada Acquisition

As previously disclosed, on April 15, 2025, Vivos Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “SCN Purchase Agreement”), by and among the Company, R.D. Prabhu-Lata K. Shete MDs, LTD., a Nevada professional corporation d/b/a The Sleep Center of Nevada (“SCN” or the “Seller”), and its shareholders Prabhu Rachakonda, M.D. (the “Seller Principal”) and Lata K. Shete, M.D, pursuant to which the Company agreed to purchase, among other things, the operating assets related to SCN’s sleep testing, diagnostics, and treatment centers (the “Acquisition”).

On June 10, 2025, the Company completed the Acquisition, and the Company had acquired all of the operating assets of the Seller in consideration for a (i) cash payment equal to $6.0 million, (ii) 607,287 shares of restricted common stock in the Company, par value $0.0001 per share (the “Common Stock”), equal to $1.5 million based on the volume-weighted average price (“VWAP”) of the Common Stock for the 30 days immediately preceding the Acquisition and (iii) the assumption of certain specific trade accounts payable and liabilities related to specific SCN contracts assigned to the Company as part of the Acquisition. Pending the achievement of an agreed to financial milestone, the Company will pay to the Seller Principal a contingent “earn out” consideration in the form of restricted Common Stock equal to $1.5 million based on the VWAP of the Common Stock for the 30 days following the date on which such financial milestone is achieved, as determined in accordance with U.S. generally accepted accounting principles.

As of June 10, 2025, but effective as of June 2, 2025, pursuant to the SCN Purchase Agreement, the Company’s wholly-owned subsidiary, Airway Integrated Management Company, LLC, a Colorado limited liability company, (“AIM”), entered into Practice Administration Agreements (“PAAs”) respectively with SCN (the “SCN PAA”) and the Sleep Center of Nevada, Rachakonda & Associates, PLLC, a newly formed Nevada professional limited liability company owned and controlled by the Seller Principal (“SCN PLLC” and the practice management agreement with SCN PLLC, the “SCN PLLC PAA”). SCN PLLC was formed for the purpose of integrating the medical practices of SCN with the Company in connection with the Acquisition. The principal purpose of the PAAs is to allow AIM to manage the SCN practice in compliance with applicable federal and Nevada laws, rules and regulations relating to the corporate practice of medicine (the “CPM Laws”). AIM intends to conduct an orderly transition of the operation of the SCN practice to SCN PLLC.

Pursuant to the PAAs, AIM shall provide management, administrative, and non-clinical services to SCN and SCN PLLC, in consideration for monthly administration fees (the “Administration Fees”) of $200,000 from SCN and $100,000 from SCN PLLC. The Administration Fees may be adjusted by AIM prospectively after quarterly reviews. Both the PAAs have a term of fifteen years and subject both SCN and SCN PLLC, along with the Seller Principal, to an exclusivity provision during the term and for a period of one-year after termination, whereby neither SCN nor SCN PLLC shall operate, participate in, or be connected with any other entity providing similar services within Nevada, except for operating its own medical practice without a third-party provider providing covered programs. In connection with the PAAs, the Seller Principal, as an equity owner of and on behalf of SCN and SCN PLLC, has entered into management and succession agreements with AIM for continued operation of their respective medical practices upon occurrence of certain events as described therein and for the Seller Principal to comply with the CPM Laws.

Pursuant to the SCN Purchase Agreement, SCN had entered into a physician employment agreement (the “Physician Employment Agreement”) with the Seller Principal. Under the Physician Employment Agreement, the Seller Principal shall perform his duties as a physician in SCN (or SCN affiliated companies) and comply with all CPM Laws. The Physician Employment Agreement provides an annual compensation of $400,000 and bonus incentives, payable in cash, should SCN achieve certain annual revenue targets in a calendar year. The Physician Employment Agreement also affords the Seller Principal a board observation right, whereby the Seller Principal is entitled to receive advanced notices and attend board of directors meeting of the Company. The Seller Principal is subject to customary non-solicitation, non-compete and exclusivity clauses in accordance with the Physician Employment Agreement.

In connection with and pursuant to the terms of the SCN Purchase Agreement, AIM entered into assignments and assumptions of three lease agreements previously held by Seller, as the tenant under each lease. The landlords under these leases are entities managed by the Seller Principal. The assigned leases include leased real property at the following locations: (i) Red Rock Medical Center, 5701 West Charleston Boulevard, Las Vegas, Nevada, under a lease dated January 1, 2016, as amended; (ii) Eldorado Medical Center, 1905 Civic Center Drive, North Las Vegas, Nevada, under a lease dated November 1, 2024; and (iii) 5751 South Fort Apache Road, Las Vegas, Nevada, under a lease dated January 1, 2024. Each of the leased premises are used for the general operations of the practice and are believed to be on fair market terms.

Senior Secured Loan

On June 9, 2025, concurrently with the Acquisition, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (“Lender”), pursuant to which the Company issued and sold to Lender a Secured Promissory Note (the “Note”) in the original principal amount of $8,250,000 (the “Principal Amount”, and the financing as described herein, the “Note Financing”). The Principal Amount includes an original issue discount of $675,000. The Company also agreed to pay $50,000 to the Lender to cover its legal fees, accounting costs, due diligence, monitoring, and other transaction costs, each of which was added to the Principal Amount, resulting in a purchase price of for the Note and gross proceeds to the Company of $7,500,000 received by the Company. The Note is not convertible into shares of Common Stock or otherwise.

The Note accrues interest at a rate of nine percent (9%) per annum and has a maturity date of eighteen (18) months from the issuance of the Note, unless earlier prepaid, redeemed or accelerated in accordance with its terms prior to such date. The Company intends used the net proceeds from the Note Financing for funding the cash portion of the Acquisition purchase price and to support the Company in connection with the Acquisition. No placement agent was used in connection with the Note Financing.

The Note is secured by all of the tangible and intangible assets of AIM pursuant to that certain Security Agreement, dated June 9, 2025, between AIM and the Lender (the “Security Agreement”) The Company has also pledged the entirety of AIM’s membership interests to the Lender as collateral for the Loan pursuant to that certain Pledge Agreement dated June 9, 2025, between the Company and the Lender (“Pledge Agreement”) and caused AIM to enter into the Guaranty Agreement, dated June 9, 2025, in favor of the Lender (“Guaranty Agreement”) to respectively secure the performance of the Company and provide a guarantee of the Company’s obligations to the Lender under the Note and the other transaction documents.

Commencing six (6) months after the date of issuance of the Note and at any time thereafter until the Note is paid in full, the Lender will have the right to redeem up to $550,000 of the Principal Amount under the Note per calendar month. The Company must pay the redeemed amount in cash within three (3) trading days of receiving a redemption notice. The Company may prepay all or any portion of the outstanding balance of the Note. If the Company elects to prepay the Note in part within one hundred twenty (120) days from the issuance of Note, the Company will be required to pay to the Lender an amount in cash equal to one hundred and seven percent (107%) of the portion (the “Prepayment Premium”) of the outstanding balance the Company elects to prepay. Notwithstanding the foregoing, the Prepayment Premium shall not apply to any outstanding balance of the Note that the Company elects to prepay on or after the one hundred twenty (120) days after the issuance of the Note. Additionally, if the Note remains outstanding on the one hundred twenty (120) days from the anniversary of the issuance, the Company will incur a one-time monitoring fee equal to the difference between (i) the outstanding balance of the Note divided by 0.85 (as minuend), and (ii) the outstanding balance of the Note (as subtrahend), which fee will be added to the Principal Amount if incurred.

The Note provides for customary events of default (each as defined in the Note, an “Event of Default”), including, among other things, the event of nonpayment of principal, interest, fees or other amounts, a representation or warranty proving to have been incorrect when made, failure to perform or observe covenants as specified in the Note, failure to obtain prior written consent from the Lender on a fundamental transaction (including consolidations, mergers, and certain changes in control of the Company) undertaken by the Company, and the occurrence of a bankruptcy, insolvency or similar event affecting the Company. Upon the occurrence of certain Events of Default related to the occurrence of a bankruptcy, insolvency or similar event affecting the Company, the outstanding Principal Amount of the Note will become automatically due and payable. Additionally, upon the occurrence of any Events of Default, interest shall begin accruing on the outstanding balance of the Note from the date of the Event of Default equal to the lesser of twenty-two percent (22%) per annum and the maximum rate allowable under law.

Private Placement Financing

On June 9, 2025, in connection with the Acquisition, the Company, entered into a Securities Purchase Agreement (the “PIPE SPA”) with V-Co Investors 2 LLC, a Wyoming limited liability company (“V-Co 2”). V-Co 2 is an affiliate of New Seneca Partners Inc., a Michigan corporation (“Seneca”), a leading independent private equity firm and an existing sponsor of significant private investment in the Company.

Pursuant to the PIPE SPA, the Company sold to V-Co 2 in a private placement offering (the “PIPE Offering”): (i) 828,000 shares (the “PIPE Shares”) of Common Stock, (ii) a pre-funded warrant to purchase 725,258 shares of Common Stock (the “Pre-Funded Warrant”, with the shares of Common Stock underlying the Pre-Funded Warrant being referred to as the “PFW Shares”), and (iii) a Common Stock Purchase Warrant to purchase up to 2,329,886 shares of Common Stock (the “Common Stock Purchase Warrant, and together with the Pre-Funded Warrant, the “Warrants”, and with the shares of Common Stock underlying the Common Stock Purchase Warrant being referred to as the “Warrant Shares”).

V-Co 2 paid a purchase price of $2.42 for each PIPE Share and Pre-Funded Warrant Share and associated Common Stock Purchase Warrant, with such price being established for purposes of compliance with the listing rules of the Nasdaq Stock Market LLC. The PIPE Offering closed on June 9, 2025. The Company received $2,655,000 in cash proceeds upon the closing of the PIPE Offering. Additionally, the $1,100,000 bridge note entered into by the Company and V-Co 2 on May 20, 2025, the terms of which were previously reported, automatically converted into the PIPE Offering, with the Company receiving total gross proceeds of $3,655,000 upon conversion of the bridge note. The gross proceeds exclude an original issue discount of $100,000 paid by the Company in connection with issuing the bridge note. The Company intends to use the net proceeds from the PIPE Offering to support to the Company in connection with the Acquisition and for general working capital purposes. No placement agent was used in connection with the PIPE Offering.

The Common Stock Purchase Warrant has a term ending on or before June 9, 2029, an exercise price of $2.23 per share and became exercisable immediately as of the date of issuance. The Pre-Funded Warrant has a term ending on the complete exercise of the Pre-Funded Warrant, an exercise price of $0.0001 per share and became exercisable immediately as of the date of issuance. The Warrants also contain customary stock-based (but not price-based) anti-dilution protection as well as beneficial ownership limitations preventing Seneca or its affiliates from exercising Warrants if such exercise would result in Seneca or its affiliates from owning in excess of 19.99% of the then outstanding Common Stock.

The terms of the PIPE SPA require the Company to file a registration statement on Form S-3 or other appropriate form (the “Resale Registration Statement”) registering the PIPE Shares, the PFW Shares and the Warrant Shares (collectively, the “Registerable Securities”) for resale no later than 45 days of the closing of the PIPE Offering and to use commercially reasonable best efforts to cause the Resale Registration Statement to be effective within 90 days of the closing of the PIPE Offering. The Company must also use its commercially reasonable efforts to keep the Resale Registration Statement continuously effective (including by filing a post-effective amendment to the Resale Registration Statement or a new registration statement if the Resale Registration Statement expires) for a period of three (3) years after the date of effectiveness of the Resale Registration Statement or for such shorter period as such securities no longer constitute Registrable Securities, subject to certain limitations specified in the PIPE SPA. The PIPE SPA further provides that the Company shall pay V-Co 2 in the amount equal to $50,000 for the fees and expenses of V-Co 2’s counsel incurred in connection with the PIPE Offering. The PIPE SPA also includes standard representations, warranties, indemnifications, and covenants of the Company and V-Co 2.

The foregoing descriptions of the Pre-Funded Warrant, Common Stock Purchase Warrant, PIPE SPA, Note Purchase Agreement, Note, Security Agreement, Guaranty Agreement, Pledge Agreement, SCN PAA, SCN PLLC PAA, and the Physician Employment Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the forms of such documents, which are filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of V-Co 2, the offer and sale of the PIPE Shares, Pre-Funded Warrants and Warrants was made in a private placement transaction exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws.

The PIPE Shares, Pre-Funded Warrants and Warrants have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities & Exchange Commission or an applicable exemption from the registration requirements.

Item 8.01. Other Information.

On June 11, 2025, the Company issued a press release regarding the closings of the Acquisition, the Note Financing and the PIPE Financing. Such press release is filed as Exhibit 99.1 to this hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements and unaudited interim financial statements of SCN required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K related to the closing of the Acquisition is required to be filed.

(d) Exhibits

Exhibit No.	Description
4.1	Pre-Funded Warrant, dated June 9, 2025, by and between the Company and V-Co 2.
4.2	Common Stock Purchase Warrant, dated June 9, 2025, by and between the Company and V-Co 2.
10.1	Securities Purchase Agreement, dated June 9, 2025, by and between the Company and V-Co 2.
10.2	Note Purchase Agreement, dated June 9, 2025, by and between the Company and Lender.
10.3	Secured Promissory Note, dated June 9, 2025, made by the Company in favor of Lender.
10.4	Security Agreement, dated June 9, 2025, by and between AIM and Lender.
10.5	Guaranty Agreement, dated June 9, 2025, by and between AIM and Lender.
10.6	Pledge Agreement, dated June 9, 2025, by and between the Company and Lender.
10.7#	Practice Administration Agreement, dated June 10, 2025, by and between AIM and SCN.
10.8#	Practice Administration Agreement, dated June 10, 2025, by and between AIM and SCN PLLC.
10.9#	Physician Employment Agreement, dated June 10, 2025, by and between SCN and Seller Principal.
99.1	Press release of the Company, dated June 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: June 13, 2025	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	Chief Financial Officer